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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  JULY 13, 2006

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                                           84-1573852
        (State or other                                     (IRS Employer
jurisdiction of incorporation)                          Identification Number)

                                    333-74846
                            (Commission File Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         As disclosed in Raptor Networks Technology, Inc.'s (the "Company") Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2006, on April 28, 2006, the Company entered into a senior loan agreement with Bridge Bank National Association and Agility Capital, LLC. On _________, 2006, the Company was advanced a principal amount of $250,000 under the loan. On July 13, 2006, the Company was advanced an additional principal amount of $100,000 under the loan. The total outstanding principal amount of the loan as of July 19, 2006 is $700,000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 19, 2006                   RAPTOR NETWORKS TECHNOLOGY, INC.



                                      By: /s/ Bob van Leyen
                                          -------------------------------------
                                          Bob van Leyen
                                          Chief Financial Officer and Secretary